EXHIBIT 10.2

THIRTEENTH AMENDMENT TO FOURTH AMENDED AND

RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT

THIS THIRTEENTH AMENDMENT TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT (the “Amendment”) is made this      day of June, 2005, by and among WinCup Holdings, Inc., Radnor Chemical Corporation, StyroChem U.S., Ltd., Radnor Holdings Corporation (“Radnor”), Radnor Delaware II, Inc., StyroChem Delaware, Inc., WinCup Texas, Ltd., StyroChem GP, L.L.C., StyroChem LP, L.L.C., WinCup GP, L.L.C., and WinCup LP, L.L.C. (each individually a “Borrower” and collectively, “Borrowers”), and PNC Bank, National Association (“PNC”), as Lead Arranger and Administrative Agent (defined below), Fleet Capital Corporation (“Fleet”), as Documentation Agent (defined below) and Lenders (defined below).

BACKGROUND

A. On December 26, 2001, Borrowers, the financial institutions which are now or which hereafter become a party thereto (individually, a “Lender” and collectively, the “Lenders”), and PNC, as agent for Lenders (PNC in such capacity, the “Agent”) entered into a certain Fourth Amended and Restated Revolving Credit and Security Agreement (as amended, modified, renewed, extended, replaced or substituted from time to time, the “Loan Agreement”) to reflect certain financing arrangements between the parties thereto. The Loan Agreement and all other documents executed in connection therewith are collectively referred to as the “Existing Financing Agreements.” All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement. In the case of a direct conflict between the provisions of the Loan Agreement and the provisions of this Amendment, the provisions hereof shall prevail.

B. Borrowers, Agent and Lenders modified certain definitions, terms and conditions contained in the Loan Agreement pursuant to that (i) certain First Amendment to Revolving Credit and Security Agreement dated February 4, 2002 to facilitate the execution of a Commitment Transfer Supplement by and between Lenders and Fleet Capital Corporation, (ii) certain Letter Agreement, dated as of March 21, 2002, among Borrowers, Agent and Lenders, (iii) certain Second Amendment to Revolving Credit, Term Loan and Security Agreement dated March 5, 2003, (iv) certain Third Amendment to Revolving Credit, Term Loan and Security Agreement dated August 1, 2003, (v) certain Fourth Amendment to Revolving Credit, Term Loan and Security Agreement dated September 12, 2003, (vi) certain Fifth Amendment to Revolving Credit, Term Loan and Security Agreement dated October 27, 2003, (vii) certain Sixth Amendment to Revolving Credit, Term Loan and Security Agreement dated November 17, 2003, (viii) certain Seventh Amendment to Revolving Credit, Term Loan and Security Agreement dated March 12, 2004, (ix) certain Eighth Amendment to Revolving Credit, Term Loan and Security Agreement dated April 27, 2004, (x) certain Ninth Amendment to Revolving Credit and Security Agreement dated September 27, 2004, (xi) certain Tenth Amendment to Fourth Amended and Restated Revolving Credit and Security Agreement dated February 15, 2005, (xii) certain Eleventh Amendment to Fourth Amended and Restated Revolving Credit and Security Agreement dated March 30, 2005, (xiii) certain Twelfth Amendment to Fourth

Amended and Restated Revolving Credit and Security Agreement dated April 8, 2005 and (xiv) certain Letter Agreement, dated as of May 5, 2005, among Borrowers, Agent and Lenders.

C. The Borrowers have requested and the Agent has agreed to modify certain definitions, terms and conditions in the Loan Agreement.

D. The parties have agreed, subject to the terms and conditions of this Amendment, to modify and amend the Existing Financing Agreements.

NOW THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

(i) Upon the Effective Date (as defined below), Section 2.1(a) of the Loan Agreement shall be deleted in its entirety and replaced as follows:

(a) Subject to the terms and conditions set forth in this Agreement, including, without limitation, Section 2.1(b), each Lender, severally and not jointly, agrees to make Revolving Advances to Borrowers in accordance with the procedures provided for herein in an aggregate amount outstanding at any time not greater than such Lender’s Commitment Percentage of the Borrowing Base (as defined below) minus the undrawn or unreimbursed amount of outstanding Letters of Credit unless Borrowers have deposited with Agent cash collateral in such amounts and in accordance with Section 3.2. For purposes hereof, “Borrowing Base” shall mean the lesser of (x) the Maximum Revolving Advance Amount or (y) the sum of:

(i) up to 85%, subject to the provisions of Section 2.1(b) hereof (“Receivables Advance Rate”), of Eligible Receivables, plus

(ii) the lesser of (x) $1,000,000 or (y) up to 85%, subject to the provisions of 2.1(b) hereof (“Canadian Receivables Advance Rate”), of Eligible Canadian Receivables, plus

(iii) the lesser of (x) $37,000,000 or (y) up to 60%, subject to the provisions of Section 2.1(b) hereof (“Inventory Advance Rate”), of Eligible Inventory of Borrowers (the Receivables Advance Rate, the Canadian Receivables Advance Rate and the Inventory Advance Rate shall be referred to, collectively, as the “Advance Rates”), minus

(iv) such reserves as Agent may, in a commercially reasonable manner, reasonably deem proper and necessary.

The amount derived from the sum of Sections 2.1(a)(y)(i), (ii) and (iii) minus 2.1(a)(y)(iv) at any time and from time to time shall be referred to as the “Formula Amount”. The Revolving Advances shall be evidenced by one or more secured promissory notes (collectively, the “Revolving Credit Note”) substantially in the form attached hereto as Exhibit 2.1(a).

2. Representations and Warranties. Each Borrower hereby:

(a) reaffirms all representations and warranties made to Agent and Lenders under the Loan Agreement and all of the other Existing Financing Agreements and confirms that all are true and correct as of the date hereof;

(b) reaffirms all of the covenants contained in the Loan Agreement, as amended hereby, and covenants to abide thereby until all Advances, Obligations and other liabilities of Borrowers to Agent and Lenders, of whatever nature and whenever incurred, are satisfied and/or released by Agent and Lenders;

(c) represents and warrants that no Default or Event of Default has occurred and is continuing under any of the Existing Financing Agreements;

(d) represents and warrants that it has the authority and legal right to execute, deliver and carry out the terms of this Amendment, that such actions were duly authorized by all necessary corporate, partnership or limited liability company action, as applicable, and that the officers executing this Amendment on its behalf were similarly authorized and empowered, and that this Amendment does not contravene any provisions of its organizational documents or of any contract or agreement to which it is a party or by which any of its properties are bound; and

(e) represents and warrants that this Amendment and all assignments, instruments, documents, and agreements executed and delivered in connection herewith, are valid, binding and enforceable in accordance with their respective terms.

3. Conditions Precedent/Effectiveness Conditions. This Amendment shall be effective upon satisfaction of the following conditions precedent (the “Effective Date”) (all documents to be in form and substance satisfactory to Agent and Agent’s counsel):

(a) Agent shall have received a fully executed copy of this Amendment;

(b) Agent shall have received all fees which are due and payable to Agent or to the Lenders as required by the Loan Agreement, this Amendment or any fee letter entered into by Borrowers and Agent and/or Lenders; and

(c) Agent shall have received all other documents, agreements or information as required by Agent in its sole discretion.

4. Further Assurances and Affirmative Covenants. Each Borrower hereby agrees to take all such actions and to execute and/or deliver to Agent and Lenders all such documents, assignments, financing statements and other documents, as Agent and Lenders may reasonably require from time to time, to effectuate and implement the purposes of this Amendment.

5. Payment of Expenses. Borrowers shall pay or reimburse Agent and Lenders for their reasonable attorneys’ fees and expenses in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto.

6. Reaffirmation of Loan Agreement. Except as modified by the terms hereof, all of the terms and conditions of the Loan Agreement and all other of the Existing Financing Agreements are hereby reaffirmed and shall continue in full force and effect as therein written.

7. Miscellaneous.

(a) Third Party Rights. No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

(b) Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

(c) Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

(d) Governing Law. The terms and conditions of this Amendment shall be governed by the laws of the Commonwealth of Pennsylvania.

(e) Counterparts. This Amendment may be executed in any number of counterparts and by facsimile, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

[SIGNATURES TO FOLLOW ON SEPARATE PAGES]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

RADNOR CHEMICAL CORPORATION
STYROCHEM DELAWARE, INC.
RADNOR DELAWARE II, INC.
STYROCHEM GP, LLC
By: Radnor Chemical Corporation,
its Sole Member
STYROCHEM LP, LLC
By: Radnor Chemical Corporation,
its Sole Member
STYROCHEM U.S., LTD.,
By: StyroChem GP, LLC, its General Partner
By: Radnor Chemical Corporation,
its Sole Member

By:	/s/ R. Radcliffe Hastings
R. Radcliffe Hastings, Executive Vice President

RADNOR HOLDINGS CORPORATION
WINCUP HOLDINGS, INC.
WINCUP GP, LLC
By: WinCup Holdings, Inc.,
its Sole Member
WINCUP LP, LLC
By: WinCup Holdings, Inc.
its Sole Member
WINCUP TEXAS, LTD.
By: WinCup GP, LLC
its General Partner
By: WinCup Holdings, Inc.
its Sole Member

By:	/s/ R. Radcliffe Hastings
R. Radcliffe Hastings, Executive Vice President

(Signature Page to Thirteenth Amendment)

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Agents:
PNC BANK, NATIONAL ASSOCIATION,
as Lead Arranger and Administrative Agent

By:	/s/ Janeann Fehrle
Janeann Fehrle
Vice President and Team Leader

FLEET CAPITAL CORPORATION,
as Documentation Agent

By:	/s/ Robert Anchundia
Name:	Robert Anchundia
Title:	Vice President

Lenders:
PNC BANK, NATIONAL ASSOCIATION,
as Lender

By:	/s/ Janeann Fehrle
Janeann Fehrle
Vice President and Team Leader

Commitment Percentage: 33.33333332%

FLEET CAPITAL CORPORATION,
as Lender

By:	/s/ Robert Anchundia
Name:	Robert Anchundia
Title:	Vice President

Commitment Percentage: 27.7777777867%

(Signature Page to Thirteenth Amendment)

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LASALLE BUSINESS CREDIT, LLC,
as Lender

By:	/s/ Ellen T. Cook
Name:	Ellen T. Cook
Title:	First Vice President

Commitment Percentage: 27.7777777867%

FIFTH THIRD BANK,
as Lender

By:	/s/ Donald K. Mitchell
Name:	Donald K. Mitchell
Title:	Vice President

Commitment Percentage: 11.1111111067%

(Signature Page to Thirteenth Amendment)

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